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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 23, 2005

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                                  1-3187                               22-3865106
(State or other jurisdiction              (Commission File Number)                     (IRS Employer
      of incorporation)                                                             Identification No.)

                    1111 LOUISIANA
                    HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01     OTHER EVENTS.

         As disclosed in the Current Report on Form 8-K of CenterPoint Energy Houston Electric, LLC (the Company) filed with the Securities and Exchange Commission on December 30, 2004, the Board of Directors of CenterPoint Energy, Inc. (CenterPoint Energy) adopted a plan for an accounting reorganization of CenterPoint Energy, to be effective as of January 1, 2005, and the Manager for the Company adopted a similar plan for the Company. These plans were adopted to eliminate the accumulated retained earnings deficit that exists at both companies; as adopted in December 2004, the plans were subject to the satisfaction of certain conditions on or before February 28, 2005. CenterPoint Energy is continuing to work to finalize the accounting reorganization, and on February 23, 2005, the Board of Directors of CenterPoint Energy amended the plan to require that unless the Board of Directors makes a determination that the accounting reorganization is inconsistent with CenterPoint Energy's regulatory obligations on or before May 10, 2005, the accounting reorganization would be implemented effective January 1, 2005. The Manager for the Company adopted an identical amendment to its plan.



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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC



Date: February 25, 2005                 By:      /s/ James S. Brian
                                           -------------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer